                              SCANA CORPORATION
                                EXHIBIT INDEX                   Sequentially
                                                                  Numbered
                                                                   Pages
Number
    2. Plan of Acquisition, Reorganization, Arrangement,
       Liquidation or Succession

       Plan of Exchange of South Carolina Electric &
       Gas Company and SCANA Corporation (Exhibit
       2 to Registration Statement No. 2-93812)...................   #

    3. Articles of Incorporation and By-Laws

       A. Restated Articles of Incorporation of SCANA
          Corporation as adopted on April 26, 1989
          (Exhibit 3-A to Registration Statement
          No. 33-49145)...........................................   #
       B. Copy of By-Laws of SCANA Corporation as revised
          and amended on December 15, 1993 (Filed herewith).......   19

    4. Instruments Defining the Rights of Security Holders,
       Including Indentures
       A. Articles of Exchange of South Carolina
          Electric & Gas Company and SCANA Corporation
          (Exhibit 4-A to Post-Effective Amendment No. 1
          to Registration Statement No. 2-90438)..................   #
       B. Indenture dated as of November 1, 1989 to
          The Bank of New York, Trustee (Exhibit 4-A
          to Registration No. 33-32107)...........................   #
       C. Indenture dated as of January 1, 1945, from
          the South Carolina Power Company (the "Power
          Company") to Central Hanover Bank and Trust
          Company, as Trustee, as supplemented by three
          Supplemental Indentures dated respectively as
          of May 1, 1946, May 1, 1947 and July 1, 1949
          (Exhibit 2-B to Registration No. 2-26459)...............   #
       D. Fourth Supplemental Indenture dates as of
          April 1, 1950, to Indenture referred to in
          Exhibit 4C, pursuant to which the Company
          assumed said Indenture (Exhibit 2-C to
          Registration No. 2-26459)...............................   #
       E. Fifth through Fifty-second Supplemental
          Indenture referred to in Exhibit 4C dated
          as of the dates indicated below and filed
          as exhibits to the Registration Statements
          and 1934 Act reports whose file number are
          set forth below.........................................   #

      December 1, 1950   Exhibit 2-D to Registration No. 2-26459
      July 1, 1951       Exhibit 2-E to Registration No. 2-26459



# Incorporated herein by reference as indicated.

                              SCANA CORPORATION
                                EXHIBIT INDEX
                                                              Sequentially
                                                                Numbered
                                                                  Pages
Number
      June 1, 1953       Exhibit 2-F to Registration No. 2-26459
      June 1, 1955       Exhibit 2-G to Registration No. 2-26459
      November 1, 1957   Exhibit 2-H to Registration No. 2-26459
      September 1, 1958  Exhibit 2-I to Registration No. 2-26459
      September 1, 1960  Exhibit 2-J to Registration No. 2-26459
      June 1, 1961       Exhibit 2-K to Registration No. 2-26459
      December 1, 1965   Exhibit 2-L to Registration No. 2-26459
      June 1, 1966       Exhibit 2-M to Registration No. 2-26459
      June 1, 1967       Exhibit 2-N to Registration No. 2-29693
      September 1, 1968  Exhibit 4-O to Registration No. 2-31569
      June 1, 1969       Exhibit 4-C to Registration No. 33-38580
      December 1, 1969   Exhibit 4-Q to Registration No. 2-35388
      June 1, 1970       Exhibit 4-R to Registration No. 2-37363
      March 1, 1971      Exhibit 2-B-17 to Registration No. 2-40324
      January 1, 1972    Exhibit 4-C to Registration No. 33-38580
      July 1, 1974       Exhibit 2-A-19 to Registration No. 2-51291
      May 1, 1975        Exhibit 4-C to Registration No. 33-38580
      July 1, 1975       Exhibit 2-B-21 to Registration No. 2-53908
      February 1, 1976   Exhibit 2-B-22 to Registration No. 2-55304
      December 1, 1976   Exhibit 2-B-23 to Registration No. 2-57936
      March 1, 1977      Exhibit 2-B-24 to Registration No. 2-58662
      May 1, 1977        Exhibit 4-C to Registration No. 33-38580
      February 1, 1978   Exhibit 4-C to Registration No. 33-38580
      June 1, 1978       Exhibit 2-A-3 to Registration No. 2-61653
      April 1, 1979      Exhibit 4-C to Registration No. 33-38580
      June 1, 1979       Exhibit 4-C to Registration No. 33-38580
      April 1, 1980      Exhibit 4-C to Registration No. 33-38580
      June 1, 1980       Exhibit 4-C to Registration No. 33-38580
      December 1, 1980   Exhibit 4-C to Registration No. 33-38580
      April 1, 1981      Exhibit 4-D to Registration No. 33-49421
      June 1, 1981       Exhibit 4-D to Registration No. 2-73321
      March 1, 1982      Exhibit 4-D to Registration No. 33-49421
      April 15, 1982     Exhibit 4-D to Registration No. 33-49421
      May 1, 1982        Exhibit 4-D to Registration No. 33-49421
      December 1, 1984   Exhibit 4-D to Registration No. 33-49421
      December 1, 1985   Exhibit 4-D to Registration No. 33-49421
      June 1, 1986       Exhibit 4-D to Registration No. 33-49421
      February 1, 1987   Exhibit 4-D to Registration No. 33-49421
      September 1, 1987  Exhibit 4-D to Registration No. 33-49421
      January 1, 1989    Exhibit 4-D to Registration No. 33-49421
      January 1, 1991    Exhibit 4-D to Registration No. 33-49421
      February 1, 1991   Exhibit 4-D to Registration No. 33-49421
      July 15, 1991      Exhibit 4-D to Registration No. 33-49421
      August 15, 1991    Exhibit 4-D to Registration No. 33-49421
      April 1, 1993      Exhibit 4-E to Registration No. 33-49421
      July 1, 1993       Exhibit 4-F to Form 10-Q for the quarter
                         ended June 30, 1993, File No. 1-3375


# Incorporated herein by reference as indicated.

                              SCANA CORPORATION
                                EXHIBIT INDEX
                                                              Sequentially
                                                                Numbered
                                                                  Pages
Number
       F. Indenture dated as of April 1, 1993 from
          South Carolina Electric & Gas Company to
          NationsBank of Georgia, National Association
          (Filed as Exhibit 4-F to Registration Statement
          No. 33-49421)...........................................   #
       G. First Supplemental Indenture to Indenture
          referred to in Exhibit 4-G dated as of June 1, 1993
          (Filed as Exhibit 4-G to Registration Statement
          No. 33-49421)...........................................   #
       H. Second Supplemental Indenture to Indenture
          referred to in Exhibit 4-G dated as of June 15, 1993
          (Filed as Exhibit 4-G to Form 10-Q for the
          quarter ended June 30, 1993, File No. 1-3375)...........   #

   10. Material Contracts
       Not Applicable

   11. Statement Re Computation of Per Share Earnings
       Not Applicable

   12. Statement Re Computation of Ratios (Filed herewith)........  41

   15. Letter Re Unaudited Interim Financial Information
       Not Applicable

   18. Letter Re Change in Accounting Principles
       Not Applicable

   19. Report Furnished to Security Holders
       Not Applicable

   22. Published Report Regarding Matters Submitted to
       Vote of Security Holders
       Not Applicable

   23. Consents of Experts and Counsel
       Not Applicable

   24. Power of Attorney
       Not Applicable

   27. Financial Data Schedule
       Not Applicable

   99. Additional Exhibits
       Not Applicable


18